Exhibit 99.1

Comerica Incorporated Annual Meeting of Shareholders May 19, 2009

2009 Annual Meeting of Shareholders Call to Order

2009 Annual Meeting of Shareholders Opening Remarks and Introductions

2009 Annual Meeting of Shareholders Proposal 1 Election of Four Class I Directors

2009 Annual Meeting of Shareholders Proposal II Ratification of the Appointment of Ernst & Young LLP as Independent Auditors

2009 Annual Meeting of Shareholders Proposal III Non-Binding Advisory Proposal Approving Executive Compensation

2009 Annual Meeting of Shareholders Proposal IV Shareholder Proposal Requesting That the Board of Directors Take Steps to Eliminate Classification With Respect to Director Elections

2009 Annual Meeting of Shareholders Polls Open For Voting

2009 Annual Meeting of Shareholders Polls Closed For Voting

2009 Annual Meeting of Shareholders Voting Results

2009 Annual Meeting of Shareholders Adjournment

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking, and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Chairman and Chief Executive Officer’s Presentation

Overview Action Plan in This Economic Environment 2008 and First Quarter 2009 Results Achievements A Look Ahead Questions and Answers

Source: Bureau of Labor Statistics Unemployment Rate 3 4 5 6 7 8 9 10 11 12 Jan-59 Jan-63 Jan-67 Jan-71 Jan-75 Jan-79 Jan-83 Jan-87 Jan-91 Jan-95 Jan-99 Jan-03 Jan-07 Percent

Source: Bureau of Economic Analysis Real GDP -8 -6 -4 -2 0 2 4 6 8 2005-I 2006-I 2007-I 2008-I 2009-I 2010-I % Change, SAAR Published Comerica Forecast

Media Headlines in the Past Year “JP Morgan Pays $2 a Share for Bear Stearns” “IndyMac Taken Over by Regulators” “Countrywide’s Collapse Complete” “Fannie, Freddie Takeover Changes the Game” “Bank of America Completes Merrill Lynch Purchase” “Lehman Folds with Record $613 Billion Debt” “Government Seizes WaMu and Sells Some Assets” “Goldman, Morgan Become Banks” “Wells Fargo Plans to Buy Wachovia”

Headlines on U.S. Government Response “Congress Passes $700 Billion Troubled Asset Relief Program (TARP)” “FDIC Insures Noninterest-Bearing Deposits Beyond $250,000” “Treasury Announces it Will Take Equity Stake in Banks” “FDIC Creates Program to Guarantee Unsecured Bank Borrowing” “Congress Enacts $785 Billion Fiscal Stimulus Package”

Comerica’s Capital Levels are Strong Tier I Ratio of 11.06% Tier I Common Capital Ratio1 of 7.32% Tangible Common Equity Ratio1 of 7.27% 1 See 1Q09 10Q for reconcilements of non-GAAP financial measures At March 31, 2009

2009 First Quarter Tangible Common Equity1 Peer Group Average: 5.04% At March 31, 2009 Source: Company Reports and Conference Call Transcripts 1 1Q09 10Q for reconcilements of non-GAAP financial measures 3.30% 3.70% 4.23% 4.65% 4.86% 5.26% 5.41% 5.70% 5.82% 6.06% 6.40% 7.27% 0.00% 2.00% 4.00% 6.00% 8.00% PNC USB FITB HBAN MTB ZION RF BBT STI KEY MI CMA

Quarterly Cash Dividend Reduced to 5 Cents Per Common Share in the First Quarter 2009 Preserves and enhances balance sheet strength Enables retention of $170 million per year in tangible equity

Capital Purchase Program Participant Intent of program was to provide capital to this nation’s healthy financial institutions Public perceptions of program have changed with time Capital requires recognition of dividends in 2009 of $134 million after tax, or 88 cents per share Plan to redeem the $2.25 billion in preferred stock at such time as feasible, with careful consideration given to the economic environment

Tier 1 Capital Ratio Regulatory defined “well-capitalized” threshold Impact of preferred stock additional 304bps 7.75% 8.02% 7.32% 7.45% 7.40% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1Q08 2Q08 3Q08 4Q08 1Q09 Comerica Tier 1 Capital Comerica Tier 1 Capital w/ CPP

Focus on establishing new and expanding existing relationships $1.1 billion in new lending commitments to businesses $4.2 billion in renewed lending commitments to businesses $308 million in consumer originations Continued to support the housing market through the purchase of Mortgage-Backed Government Agency Securities totaling $2 billion First Quarter 2009 Data Capital Deployment

Credit management Consistent credit standards Exposure limits Relationship banking strategy: originate and hold No subprime mortgage programs Conservative investment strategy MBS* investment portfolio (AAA-rated and liquid) No off-balance sheet structures Focus on controlling expenses and headcount Asset sensitive business mix Rates have bottomed Hedged with swaps and increased MBS portfolio Conservative expansion strategy De novo build out No acquisitions at peak of cycle Size: ability to identify issues / opportunities to act Quality of capital is solid Comerica followed its business model, making enhancements to adapt to the changing economy MBS* Mortgage Backed Government Agency Securities Key Differentiators

Capitalizing on Revenue Generation Opportunities in this Environment Increasing loan spreads Products and services to assist new and existing relationship customers

We Are Fully Engaged With Our Customers

2008 Results $ in millions, except per share data $686 $196 Net income to common shareholders -- $17 Preferred stock dividends $1,751 $893 $686 3.02% $1,815 $1.29 $213 FY08 $1,691 Noninterest expenses $888 Noninterest income $212 Provision for loan losses 3.66% Net interest margin $2,003 Net interest income $4.43 Diluted EPS per common share $686 Net income FY07

2008 Results Average loan growth* of 6% Texas 14% Western 6% Midwest 3% Average noninterest-bearing deposits* increased 6% Net interest margin of 3.02%, reflecting a 300+ basis point decrease in average Fed Funds rate Expenses decreased 2%, excluding charge related to ARS** repurchases Analysis of full year 2008 compared to full year 2007 *Excludes Financial Services Division **ARS: Auction Rate Securities

First Quarter 2009 Results $ in millions, except per share data $ 3 $(24) Net income to common shareholders $17 $33 Preferred stock dividends $411 $397 Noninterest expenses $174 $223 Noninterest income $192 $203 Provision for loan losses 2.82% 2.53% Net interest margin $431 $384 Net interest income $0.02 $(0.16) Diluted EPS per common share $20 $ 9 Net income 4Q08 1Q09

First Quarter 2009 Results Reducing Headcount While Executing Growth Strategy Headcount Average Assets Average assets in $billions; actual period-end headcount (FTE: Full Time Equivalent) data $48 $51 $54 $57 $60 $63 $66 $69 2003 2004 2005 2006 2007 2008 1Q09 8,500 8,750 9,000 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees

Loans in Recessionary Environment Sources: Bureau of Labor Statistics, Federal Reserve Board C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

Net Charge-Offs Net Credit-Related Provision $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Net Credit-Related Provision and Charge-Offs (Millions) $65 $38 $54 $51 $59 $66 $76 $44 $42 $28 $110 $113 $116 $133 $157 $202 $190 $174 $177 $163 $0 $50 $100 $150 $200 1Q08 2Q08 3Q08 4Q08 1Q09 Western Midwest Texas Florida Other Net Credit Related Provision

Automotive Manufacturer Portfolio Period-end in $billions; Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Automotive Manufacturer Highlights: Direct exposure to GM and Ford <$100MM; No direct exposure to Chrysler FY07 net recovery of $2.2MM FY08 net charge-off of $5.5MM 1Q09 net charge-off of $4.4MM $1.5 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.2 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.3 0.3 0.4 0.5 0.7 Foreign Ownership 12/05 12/06 12/07 12/08 02/09 Outstandings down 46% Other Automotive Nonaccrual Loans (Millions) $16 $13 $9 $16 $12 $0 $5 $10 $15 $20 $25 1Q08 2Q08 3Q08 4Q08 1Q09

First Quarter 2009 vs Fourth Quarter 2008 Nonperforming Asset Growth Source: Company Reports Change in NPA Levels Comerica: 9% Peer Group Average: 32% 0.00% 15.00% 30.00% 45.00% 60.00% HBAN CMA STI FITB MTB USB MI BBT RF KEY ZION PNC

Net Charge-Offs Comparison 1Q09 Net Charge-Offs as % of Average Total Loans Represents annualized 1Q figures Source: SNL Financial 1CRE: Commercial Real Estate Total Comerica: 1.26% Comerica Non-CRE1: 0.76% Peer Group Average: 1.88% 0.00% 1.00% 2.00% 3.00% 4.00% MTB PNC CMA ZION BBT RF USB STI FITB KEY MI HBAN

Growing Core Deposits Total avg. core deposits1 of $31.9 billion, a 3.2% increase Avg. core noninterest-bearing deposits1 grew $840MM or 9% Total avg. deposits increased in: Global Corporate Banking Personal Banking Wealth Management $ in billions; 1Q09 vs 4Q08; Period-end (PE) comparisons of 3/31/09, 12/31/08 and 9/30/08 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances Noninterest-Bearing Deposits (Excludes Financial Services Division) $4 $6 $8 $10 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 3QPE 4QPE 1QPE PE Noninterest-bearing Avg Noninterest-bearing

Source: Bureau of Economic Analysis Personal Savings Rate -2 0 2 4 6 8 10 12 14 Jan-80 Jan-83 Jan-86 Jan-89 Jan-92 Jan-95 Jan-98 Jan-01 Jan-04 Jan-07 Percent

PBI: Incentive Peer Bank Index; BKX: KBW Bank Index Stock Performance of CMA vs. Peer Banks: 1.1.09 to 5.18.09 PBI average: -25% BKX average: -11% -3% -9% -15% -18% -23% -29% -29% -32% -35% -35% -46% 9% -50% -40% -30% -20% -10% 0% 10% 20% CMA FITB PNC MTB BBT USB ZION KEY RF HBAN MI STI

Opening of 28 new banking centers in 2008 Completion of headquarters relocation Successful product launches, milestones reached DirectExpress card for Social Security recipients Trusted advisors to our wealth management clients Accomplishments

Strong Commitments to: Community Diversity Sustainability Accomplishments

Strong Commitments to: Community Diversity Sustainability Accomplishments

Strong Commitments to: Community Diversity Sustainability Accomplishments

A Look Ahead Competitive landscape has changed Unknowns for banking industry: role of government regulatory changes Adapting to the new environment Focus on safety and soundness Consolidation

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Questions and Answers

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